Exhibit 99.2

February 24, 2022 | Nasdaq: COLL Q4 and FYE 2021 Earnings Report

Forward - Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to the acquisition of BioDeliverySciences International, Inc. (“BDSI”) and the expected synergies, anticipated timing and benefits thereof, our strategy, plans,objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, potential synergies, anticipated product portfolio, development programs, patent terms and other statements that are not historical facts.Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations. Actual results may differ materially from management’s expectations and such forward-looking statements in this presentation could be affected as a result of various important factors, including risks relating to, among others: risks related to our ability to complete the transaction on the proposed terms and schedule or at all; whether the tender offer conditions will be satisfied, including whether sufficient stockholders of BDSI tender their shares in the transaction; the outcome of legal proceedings that may be instituted against BDSI and/or others relating to the transaction; the failure (or delay) to receive the requiredregulatory approvals relating to the transaction; the possibility that competing offers will be made; risks related to the abilityto realize the anticipated benefits and synergies of the proposed acquisition, including the possibility that the expected benefits and synergies from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integratedsuccessfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of our common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; risks related to future opportunities and plans for BDSI and its products, including uncertainty of the expected financial performance of BDSI and its products; the impact of the COVID-19 pandemic on our ability to conduct our business, reach our customers, and supply the market with our products; our ability tocommercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to obtain and maintain regulatory approval of our products and any product candidates, and any relatedrestrictions, limitations, and/or warnings in the label of an approved product; the size of the markets for our products and product candidates, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degreeof market acceptance of our products and product candidates; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement, opioid-related or other litigation that maybe brought by or against us, including litigation with Purdue Pharma, L.P.; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirementsand need for additional financing. These and other risks are described under the heading "Risk Factors" in our and BDSI’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. Non - GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures such as adjusted EBITDA and adjusted operating expenses. We use these non-GAAP financial measures to understand, manage and evaluate our business as we believe they provide additional information on the performance of our business. We believe that the presentation of these non-GAAP financial measures, taken in conjunction with our results under GAAP, provide analysts, investors, lenders andother third parties insight into our view and assessment of our ongoing operating performance. In addition, we believe that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide supplementary information that may be useful to analysts, investors, lenders, and other third parties in assessing our performance and results from period to period. We report these non-GAAP financial measures to portray the results of our operations prior to considering certain income statement elements. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP.Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, restructuring expenses, and litigation settlements. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.There are several limitations related to the use of adjusted EBITDA rather than net income, which is the nearest GAAP equivalent, such as:•adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA;•we exclude stock-based compensation expense from adjusted EBITDA although (a) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy and (b) ifwedid not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position;•adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs;•adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; •adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;•we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contracttermination costs. The amount and/or frequency of these restructuring expenses are not part of our underlying business; and•we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred.Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, restructuring, and litigation settlements.

Building a Leading, Diversified Specialty Pharmaceutical Company

We are proud of the **Collegium we have built...**

- A leader in responsible pain management
- Strong financial position
- Three commercial-stage assets
- Delivering value to our shareholders

...and we are focused on **building the Collegium of tomorrow**

- Committed to improving the lives of people living with serious medical conditions
- Portfolio of differentiated commercial-stage assets
- Long-term, durable growth profile
- Significant value created for our shareholders

Collegium PHARMACEUTICAL

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CRITICALPRIORITIES•Renegotiate XER Contracts(accounting for ~50% of total prescriptions)•Manage Xtampza ER GtNto <65% (beginning in January 2023) 2022: A Pivotal Year for Collegium Pharmaceutical |XTAMPZAER CONTRACTRENEGOTIATIONSBUSINESSDEVELOPMENTACQUISITIONS•Diversify our portfolio through an accretive commercial-stage high-synergy acquisition 4

PORTFOLIO& FINANCIALDIVERSIFICATION•Doubles the number of commercial stage assets•Expands Collegium portfolio of differentiated pain solutions•Results in 2 durable growth drivers, 3 contributors to the top and bottom line, and a launch opportunity•Establishes a foothold in neurologyIMMEDIATESYNERGIES•Aligns to the operational strengths and capabilities of our organization•Leverages our core cost structure•Allows for seamless integration•Expected to achieve annual run rate synergies of at least $75 million within 12 months post-closing5 GROWTHDRIVERS CONTRIBUTORS LAUNCHOPPORTUNITY BDSI Rationale: Strategically and Financially Transformative

2021: Many Important Accomplishments

- Achieved largest Xtampza® ER market share increase since launch[1,2,3]
- Leveraged cost structure
- Optimized size of organization
- Strengthened our balance sheet
- Transitioned to dedicated suite for Xtampza ER manufacturing
- Filed prior approval supplement for Nucynta ER alternate manufacturing
- Announced opioid litigation settlement framework
- Supported communities through charitable contributions
- Recognized by employees for strong culture

Sources:
1. IQVIA Monthly NPA through Dec 2021
2. Quarter-Ending Share
3. Oxycodone extended-release market share

Collegium PHARMACEUTICAL

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72021 Challenges COVID-19 DYNAMICS RETURNSADJUSTMENT

The Path Forward A PERIODOFGROWTH& VALUECREATIONFinancially strong organization; Total revenue growth in 2022 driven by Xtampza ER; Stable contribution from the Nucynta Franchise A FOCUSEDORGANIZATIONCost structure aligned to our strategy and going forward ambitions; Strong cash flow generation; Share buyback program opportunityA PIVOTALYEARXtampza ER contract renegotiations and the proposed acquisition of BDSI will propel Collegium to the next level8

FinancialsColleen Tupper, Executive Vice President & Chief Financial Officer

1.This financial data was provided by Collegium Pharmaceutical, Inc., in its Form 10-K filed with the SEC February 24, 2022.2.Adjusted operating expenses exclude stock-based compensation, restructuring expenses, and litigation settlements.10FY21 Financial Highlights1,2 LEVERAGEDOPEX, FLATADJUSTEDOPEX Y/Y $50.0M DEBTPAYDOWN $186.4M CASHBALANCEATYEAR-END $42.9M SHARESREPURCHASED

Returns Adjustment

SIGNIFICANT DISRUPTIONS IN THE PROCESSING OF RETURNS REDUCED REVENUE IN 2021

GOING FORWARD ESTIMATED 3.5% RETURNS RATE

Collegium PHARMACEUTICAL

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121.Guidance excludes the impact from the proposed acquisition of BioDeliverySciences2.This financial data was provided by Collegium Pharmaceutical, Inc. in its Press Release filed with the SEC on February 24, 2022. TARGET1,2Total Revenues$315 million -$330 million2022 Financial Guidance Expect to issue detailed combined company guidance following the anticipated close of the BDSI transaction

Q&A

CRITICALPRIORITIES•Renegotiate XER Contracts(accounting for ~50% of total prescriptions)•Manage Xtampza ER GtNto <65% (beginning in January 2023) 2022: A Pivotal Year for Collegium Pharmaceutical |XTAMPZAER CONTRACTRENEGOTIATIONSBUSINESSDEVELOPMENTACQUISITIONS•Diversify our portfolio through an accretive commercial-stage high-synergy acquisition 14

Non-GAAP Reconciliations

16 Collegium Pharmaceutical, Inc.Reconciliation of GAAP Net Income to Adjusted EBITDA(in thousands)(unaudited) GAAP net (loss) income$ (25,034)$ 6,958 $ 71,517 $ 26,752 Adjustments: Interest expense 4,757 7,737 21,014 28,882 Interest income(3) (3) (12) (232) Provision for (benefit from) income taxes (13,842) 304 (74,891) 830 Depreciation424 281 1,736 870 Amortization 16,795 16,795 67,181 60,680 Stock-based compensation expense4,912 6,210 24,255 21,910 Restructuring 4,578 - 4,578 - Litigation settlements2,935 - 2,935 - Total adjustments$ 20,556 $ 31,324 $ 46,796 $ 112,940 Adjusted EBITDA$ (4,478)$ 38,282 $ 118,313 $ 139,692 Three months ended December 31, Years ended December, 31 2021 2020 2021 2020

17 20212020 20212020 GAAP Operating expenses$ 32,789 29,296 132,989 123,604 Adjustments: Stock-based compensation 4,912 6,210 24,255 21,910 Restructuring 4,578 - 4,578 - Litigation settlements 2,935 - 2,935 - Total adjustments 12,425 6,210 31,768 21,910 Adjusted operating expenses$ 20,364 $ 23,086 $ 101,221 $ 101,694 Three months ended December 31, Years ended December 31, Collegium Pharmaceutical, Inc.Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses(in thousands)(unaudited)